Exhibit 99.2
Deutsche Bank 2006 Small Cap Growth Conference February 16, 2006

Safe Harbor This presentation contains certain "forward-looking" statements. These statements are based on the current estimates and assumptions of the management of Adams Respiratory Therapeutics, Inc. (or "Adams") as of the date of this presentation and are naturally subject to uncertainty and changes in circumstances. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Actual results may vary materially from the expectations contained in this presentation. When used in this presentation, the words "may", "will", "should", "could", "would", "plan", "anticipate", "believe", "estimate", "intend", "project", "potential" and "expect" and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause the actual results of Adams to be materially different from those reflected in such forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, those set forth under the headings "Cautionary Note Regarding Forward-Looking Statements", "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Adams' Rule 424(b)(4) Prospectus filed with the SEC on December 9, 2005. Except to the extent required by applicable securities laws, Adams is not under any obligation to (and expressly disclaims any such obligation to) update its forward-looking statements, whether as a result of new information, future events, or otherwise. All statements contained in this presentation are made only as of the date of this presentation.

Adams is a Specialty Pharmaceutical Company Focused on: Late-stage development and commercialization OTC and prescription pharmaceuticals for the treatment of respiratory disorders

Mucinex(r) is the only FDA-approved extended-release line of expectorants in the U.S. A rapidly growing respiratory portfolio Mucinex(r), Mucinex(r) DM and now, Mucinex(r) D Franchise holds the #1, 2, and 3 SKU's on an "all outlets" basis* Humibid(r) maximum-strength expectorant to be launched March 2006 Children's Mucinex(r) line of products to be launched CY 2006 Erdosteine, new mucolytic under development Other products in development include combinations of our guaifenesin technology platform with proven respiratory compounds to expand our protected portfolio into new Rx segments World class management team to drive operational excellence Investment Highlights *Source: Information Resources, Inc. (IRI) 4 weeks ending 12/25/05, c/c/a/s category

12-Months Ended 6-Months Ended June 30 December 31 Solid Financial Performance (in millions) Revenues Pretax Income +126% Pretax Income +149% YoY Growth 161% YoY Growth 78% $110.3 $62.0 $160.2 $61.3 $0.0 $50.0 $100.0 $150.0 $200.0 2004 2005 2004 2005

Entered '05/'06 cough/cold season with dramatically improved retail presence Tremendous off-shelf display support and major distribution gains Launched Mrs. Mucus(tm) advertising campaign (Oct. '05) Entered the allergy category with Mucinex(r) D (Oct. '05) Received 2nd patent covering Mucinex(r) and combination products Essentially eliminated two major risk factors: Guaifenesin: FDA approved second supply source (4Q '05) Dextromethorphan: secured multi-year supply commitment Operational Achievements - FY 2006 (YTD)

$147.5 MM $49.8 MM Launched October 2005 Launch Expected in CY2006 Net Sales Trailing 12 Months as of 12/31/05 Expanding Portfolio with Core Technology Core technology: extended release guaifenesin Helps to thin phlegm (mucus) and bronchial secretions Useful when treating congestion: colds/allergies ? bronchitis, asthma, and COPD

Mucinex(r): Barriers to Entry Additional Exclusivity (30 month stay upon competitive certification- par. IV) 2nd patent issued - 10/18/05 Both patents expire 2020 Rx Products withdrawn - Dec. 2003 Mucinex(r) NDA - (July 2002) Mucinex(r) DM NDA - (April 2004) Mucinex(r) D NDA - (June 2004) Drives consumer loyalty New regulatory paradigm and patent protection Consumer Branding Hatch- Waxman Intellectual Property Durham - Humphrey Amendment OTC Approval

Competing Product Removal? Consumer Advertising Competing Product Removal? Repeat Success with Mucinex(r) Line Extensions Consumer Advertising November 2004 Competing Products Removed November 2003 Launched July 2002 Approved July 2002 $125 MM Rx market $39 MM Rx market Consumer Advertising November 2004 Note: Market size at Mucinex(r) pricing. Launched October 2005 Approved June 2004 Launched August 2004 Approved April 2004 Mucinex(r) SE Mucinex(r) DM Mucinex(r) D $120 MM Rx market February 2006

Leading In-Season Brand

Peak Season Ranking: December '05



NyQuil
Mucinex
DayQuil
Benadryl
TheraFlu
Claritin
Claritin D
Robitussin DM
Alka Seltzer Plus
Sudafed PE
Mucinex DM
Triaminic
Tylenol Plus
Tylenol Cold
Sudafed
$18.2
$11.9
$11.1
$9.9
$9.8
$8.6
$8.3
$7.7
$7.6
$7.5
$7.1
$6.4
$5.6
$5.1
$5.0
$0.0
$2.0
$4.0
$6.0
$8.0
$10.0
$12.0
$14.0
$16.0
($ in millions)

Source: IRI, Brand Ranking Report for the 4-week period ending 12/25/05 in the c/c/a/s category

ADAMS RESPIRATORY THERAPEUTICS™

9

Mucinex(r): Sales Velocity Outpaces Competition BRAND ($000s) # SKUs $ SKUs TOTAL NYQUIL $24,173 45 $537 TOTAL TYLENOL $23,696 103 $230 TOTAL ROBITUSSIN $23,391 58 $403 TOTAL MUCINEX(r) $20,324 6 $3,387 TOTAL SUDAFED $16,822 47 $358 TOTAL CLARITIN $16,839 29 $581 TOTAL BENADRYL $11,498 53 $217 TOTAL THERAFLU $11,033 46 $240 Source: IRI 4-week period ending 12/25/05. Represents rankings based on dollar sales. Includes cough/cold/allergy/sinus SKUs. Excludes Wal-Mart and club stores. DOLLAR SALES BRAND RANKINGS

Mucinex(r): Key Sales Driver in Drug Source: IRI 52-week period ending 12/25/05, c/c/a/s category. (1) Higher ranking SKUs are 6 cigarettes, 3 beverages, 1 camera and 1 OTC product. SE 20's # 2 # 12 (1) SE 40's # 5 # 16 DM 20's # 7 DM 40's # 10 Top 500 UPC Dollar Ranking at Drug Outlets All OTC SKUs All Items Mucinex(r) : 4 of top 10 Mucinex(r) D: #14 (last 12 weeks)

Mucinex(r) Unit Volume Reaches All-Time High Retail Consumption - Total Brand (20 ct equiv.) Source: Industry data week ending 1/15/06 04/05 Season 05/06 Season Peak season consumption more than doubled Surpassed last year's peak level by almost 200M units Consumption still growing post season peak Mr. Mucus(tm) campaign first airs 11/15/04 "Married to Mucus" campaign first airs 10/27/05 - 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 450,000 500,000 550,000 600,000 650,000 700,000 750,000 800,000 850,000 900,000 950,000 1,000,000 11/07/04 11/28/04 12/19/04 01/09/05 01/30/05 02/20/05 03/13/05 04/03/05 04/24/05 05/15/05 06/05/05 06/26/05 07/17/05 08/07/05 08/28/05 09/18/05 10/09/05 10/30/05 11/20/05 12/11/05 01/01/06 01/22/06

Source: IRI - All commodity volume Mucinex(r) Distribution: Strong in All Channels Drug Food All Outlets +.2pts +22.5pts +8.7pts 99.3% 58.6% 84.5% 99.5% 81.1% 93.2% 0% 20% 40% 60% 80% 100% 12/26/2004 12/25/2005

Adams Enters the Allergy Category

Thickened and excess mucus and respiratory congestion are expressed in both the upper and lower airways Mucinex(r) D Market Value $2.0 billion market $2.9 billion market* Source: IRI 52-week period ending 12/25/05, F/D/Mx.

Mucinex(r) D Treats Excess Mucus Nasal congestion and sinus pressure sufferers are heavy users most likely to suffer throughout the year A significant complicating factor of allergic nasal congestion and sinus pressure is excess mucus Mucinex(r) D thins the excess mucus secretions in the sinus cavity so that they can be expelled No other OTC decongestant or antihistamine-based brand addresses the excess mucus problem in a long-acting platform Mucinex(r) D will be supported by its own advertising campaign which is scheduled to commence later this month

[At this point in the presentation, the "Dance to the Mucus" television commercial is shown.]

Adams' Long-Term Growth Strategy Build Internal Pipeline by Extending Long-Acting Guaifenesin Platform to Other Respiratory Segments Aggressively In-License/Acquire New Specialty Pharma Respiratory Products Three - Pronged Strategy Drive Mucinex(r) Brand Awareness among Professionals and Consumers Goal: Become the Preeminent Specialty Pharmaceutical Company in Both the OTC and Rx Respiratory Drug Markets

U.S. Development of Erdosteine In-licensed muco-regulator compound with a unique profile Published European studies showed significant improvements in: mucociliary clearance, mucus volume, flow characteristics and cough Approved in > 30 foreign markets; ~24 million patient exposures Phase II clinical program will evaluate use in the maintenance treatment of chronic bronchitis associated with COPD $9 million committed in FY 2006 (including milestones)

Financial Overview

12-Months Ended 6-Months Ended Strong Growth in Revenues (in millions) 6/03 12/04 6/04 6/05 6/02 YoY Growth 78% CAGR '02-'05 126% 12/05 $13.8 $14.0 $61.3 $160.2 $62.0 $110.3 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 2002 2003 2004 2005 2004 2005

Income Statement Overview Includes $16.1 million tax benefit related to the future benefit of NOLs. Includes $2.5 million after-tax impact of the discretionary performance bonus. $110.3 $62.0 $160.2 $61.3 $14.0 Net Sales 79.6% 78.5% 80.6% 80.5% 62.6% Gross Margin $37.5 34% $15.1 24% $44.4 28% $19.7 32% $(22.6) n/m Pretax Income % of Net Sales $23.0 $9.2 $27.0 $35.8 $(22.6) Net Income 2005 2004 2005 2004 2003 Six months ended Dec. 31, Years ended June 30, (in millions) (1) (2) n/m=not meaningful

Solid Financial Position (in millions) Capitalization: As of June 30, 2005 As of Dec. 31 , 2005 Cash, Cash Equivalents and Short - Term Investments $ 24.7 $ 153 .. 4 Redeemable Convertible Preferred Stock $ 316.5 $ - Total Shareholders' Equity (273.6) 188.9 Total Capitalization $ 4 2.8 $ 188.9

If Consumption is: @ 8% share $64 million @ 9% share $72 million @10% share $80 million Financial Outlook: Consumption/Production Analysis Annual IRI Retail Sales (1) $2.9 billion IRI Retail Sales @ 3/31/06 (2) $800 million (1) IRI 52-weeks ended 12/25/05, F/D/Mx. (2) An assumption, for illustrative purposes, of the IRI retail sales for 13-weeks ending 3/31/06

Financial Outlook: Backorder Analysis Backorder @ 12/31/05 $20 million Assumed orders @ 3/31/06 (1) $65 million Total orders to fill (1) $85 million (1) Provided for illustrative purposes only Assumed factory shipments (1) ($72 - 75) million Backorder @ 3/31/06 $10 -13 million

Financial Outlook: Gross Margin Expect gross margin for remainder of FY 2006 to be consistent with second quarter gross margin (78%) Gross margin improvement related to Cardinal profit share arrangement in supply agreement Profit sharing percentage declines as the value of our gross margin increases Largely offset by: Increase in cost of goods sold related to: Ramp up of production in recently validated Cardinal manufacturing and packaging plants Change in product mix (Mucinex(r) D)

Future Growth Drivers Market Share Expansion Mucinex(r) D Allergy Mkt Revenues Children's Mucinex(r) Launch Humibid(r) Launch Exclusivity Decision on DM and D New Combo Products Erdosteine Acquisitions/ In-licensing Pricing Aggregate potential opportunity: $500 million + FY 2005 Net Revenue $160.2 MM

Guaifenesin Technology Patent Protection Hours Cmax 0 6 12 FDA Tolerances/ +25% -20% Level of Drug in Blood Cmin Adams Patent Broad tolerances in patent provide protection Maximum desired level in the blood Minimum desired level in the blood = IR guaifenesin, 400 mg tablet = Mucinex(r)

Patent Reexamination Patent Reexamination Process Table Process Phase Time Required Patent Status Para IV Competitors Risks Pre - appeal process · 1 st office action · Prosecution of re - exam case Up to 36 mos ß 9 - 12 months ß Up to 24 months Full force/effect Full force/effect Required Required Extreme Extreme A ppeal to USPTO Board of Appeals Up to 24 months Full force and effect Required Extreme Appeal to Court of Appeals for Federal Circuit Up to 24 months Full force and effect Required Moderate unless or until loss in Federal Court

Strong Intellectual Property Proprietary platform technology developed by Adams Unique bi-layer tablet delivery system IP position protects unique pharmacokinetic profile Second patent issued October 18, 2005 Both patents expire 2020 Development platform applicable to product extensions Patent reexamination underway USTPO granted reexam in Aug. 2005 USPTO issued first Office Action in Dec. 2005 Adams response due by Feb. 23, 2005

Planned Events for CY 2006 Initiate advertising campaign for Mucinex(r) D in advance of the spring allergy season (February 2006) Launch first maximum-strength Humibid(r) product (1H 2006) Introduce a line of Mucinex(r) products into the $300+ million pediatric segment (2H 2006) Continue investments to support new product development Further enhance manufacturing efficiency

Financial Outlook: Operating Expenses SG&A Expense 25% increase in ad spending planned Higher costs related to full year impact of 50 additional reps (Dec. 2004) Higher stock-based compensation expense related to volatility assumption Costs associated with being a public entity Product Development $9 million committed in FY 2006 for Phase II erdosteine trials & milestone payments Estimated annual effective tax rate of 38.6% for FY 2006